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                                                                    EXHIBIT 23.1

                       CONSENT OF PEDERSEN & HOUPT, P.C.


     Pedersen & Houpt, P.C. hereby consents to all references made to it in Post-Effective Amendment No. 3 to this Registration Statement on Form S-1 of SpinCycle, Inc., as filed with the Securities and Exchange Commission on June 1, 2000.


                                          /s/   PEDERSEN & HOUPT, P.C.
                                          --------------------------------------
                                                  Pedersen & Houpt, P.C.

Chicago, Illinois

June 1, 2000